AMENDMENT TO SPECIAL LIMITED AGENCY AGREEMENT
THIS AMENDMENT TO SPECIAL LIMITED AGENCY AGREEMENT, dated as of September 30, 2016 (this “Amendment”), is between First Financial Loan Company, LLC, a Delaware limited liability company (“Lender”) and Rise Credit Service of Texas, LLC, a Delaware limited liability company (“CSO”).

RECITALS

WHEREAS, reference is made to that certain Special Limited Agency Agreement (the “Agreement”) between Lender and CSO dated June 26, 2015;
WHEREAS, the parties hereto desire to amend the Agreement as described herein;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. For all purposes of this Amendment, unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the respective meanings attributed to them in the Agreement.
2.Amendments to the Agreement.
Effective as of October 1, 2016 (the “Effective Date”):

(a)	Section 11(c) of the Agreement is hereby amended and restated in its entirety as follows:
c.    Pledge of Credit Support for Credit Enhancement.

CSO shall pledge and does hereby pledge to Lender that amount of cash and/or CSO Entitlements having a value equal to [****] of the total amount of principal of all Loans outstanding and originated on or after October 1, 2016 from time to time (such percentage to be modified only upon the mutual agreement of both parties) as collateral for CSO’s obligations under its Credit Enhancement. CSO shall pledge and does hereby pledge to Lender that amount of cash and/or CSO Entitlements having a value equal to [****] of the total amount of principal of all Loans outstanding and originated prior to October 1, 2016 from time to time (such percentage to be modified only upon the mutual agreement of both parties) as collateral for CSO’s obligations under its Credit Enhancement. Such pledge shall be in form and substance reasonably acceptable to Lender. The term “CSO Entitlements” means any of the following: (i) all cash received in respect of the repayment of Loans that is payable to CSO by Lender but attributable to or designated as reserves retained by Lender and owed to CSO from all or a portion of the CSO Fees accrued and earned by CSO from the Loans, (ii) all rights of CSO to payment from Lender that are attributable to or designated as reserves retained by Lender and owed to CSO from all or a portion of the CSO Fees accrued and earned by CSO from the Loans, (iii) all other rights to payment, receivables or accounts owed by Lender to CSO under this Agreement, and (iv) all other accounts and general intangibles of CSO, if any, pledged by CSO in favor of Lender that have been identified by CSO and accepted by Lender as collateral pursuant to this Section 11.c. for CSO’s obligations under its Credit Enhancement. On a [****] basis, CSO and Lender shall determine whether the amounts pledged to or held by Lender pursuant to this Section 11.c. shall equal the amount required above. In the event of any shortfall, CSO shall promptly pledge to Lender additional cash or CSO Entitlements in an aggregate amount equal to such shortfall. In the event of any excess and provided that CSO is not in default under any Credit Enhancement or in default under Section 18 hereof, Lender shall promptly release cash in an aggregate amount

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

equal to such excess. In order for Lender to have and maintain a first priority perfected security interest in the CSO Entitlements pledged to Lender pursuant to this section, CSO hereby authorizes Lender to file UCC financing statements and amendments with such governmental offices and in such jurisdictions as Lender may deem appropriate from time to time to perfect and maintain its security interests herein granted in such CSO Entitlements. CSO hereby further agrees to undertake all actions and do all things as requested by Lender from time to time in order to perfect, protect or otherwise preserve the security interest herein granted to Lender in such CSO Entitlements. To the extent that CSO pledges to Lender any cash pursuant to this section, then in connection with the pledge of such cash, CSO shall deposit such cash into a bank account as Lender may direct CSO in writing, which account shall be owned and subject to the exclusive control by Lender. In lieu of the pledge required hereby, CSO may provide Lender with a letter of credit issued by a third party or other security having a value equal to the amount of CSO Entitlements to be pledged reasonably acceptable to Lender.
3.Reference to and Effect on the Agreement.
(a)The Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party, nor constitute a waiver of any provision of the Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
4.GOVERNING LAW. THIS AMENDMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.
5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
6.Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

LENDER:
First Financial Loan Company, LLC

By:	/s/ C. Dan Adams
Name: C. Dan Adams
Title: President
CSO:

Rise Credit Service of Texas, LLC

By:	/s/ Jason Harvison
Name: Jason Harvison
Title:

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”